UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Item 1: Report to Shareholders

U.S. Treasury Money Fund	May 31, 2008

The views and opinions in this report were current as of May 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Managers’ Letter

Fellow Shareholders

U.S. Treasury securities produced strong returns over the last year. The crisis in the credit market prompted investors to seek the relative safety of U.S. government securities, sending Treasury yields sharply lower and prices higher. Risk aversion peaked in mid-March, with yields falling on intermediate- and long-term bonds, reversing to levels of about six months ago. Long-term yields fell to a lesser extent than intermediate-term notes, reflecting investor concerns about elevated inflation. The T. Rowe Price U.S. Treasury Funds performed well in this period of economic uncertainty.

ECONOMY AND INTEREST RATES

Economic growth has slowed significantly since last fall due to the twin pressures of the housing downturn and the availability of credit. The economy expanded at an anemic rate of 1.0% in the first quarter of 2008 and 0.6% in the fourth quarter of 2007, according to current estimates. The housing market continued to deteriorate, and aggregate employment fell during the first few months of the year. In addition, output in the manufacturing and services sectors showed little or no growth, and inflation eroded consumers’ purchasing power. As a result, the economy is teetering on the edge of a recession—traditionally defined as two consecutive quarters of a contraction in gross domestic product growth.

HIGHLIGHTS

• U.S. Treasury securities produced strong returns over the past 12 months, aided by investors’ flight to quality during the first half of our fiscal year.

• The U.S. Treasury Money Fund surpassed its Lipper benchmark in the 6- and 12-month periods ended May 31, 2008; the U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds produced mixed results versus their benchmarks.

• In the last six months, the money fund moved to between a neutral and defensive maturity posture, reflecting the extremely low absolute yields on U.S. Treasury bills caused by the negative credit environment. The intermediate- and long-term funds took advantage of opportunities in the TIPS and GNMA markets.

• As we continue to work through the housing downturn and credit crunch, short-term interest rates could remain at current levels through the remainder of 2008. However, the Fed will be vigilant in monitoring inflation.

Over the past six months, the Federal Reserve took extraordinary steps to boost market liquidity. In that period, the Fed lowered short-term interest rates an additional 250 basis points (2.5 percentage points) to bring the fed funds target rate to 2.0% by the end of April. Real (inflation-adjusted) short-term rates are now at or below 0%. The Fed took other steps to address liquidity concerns, including coordinating action with other central banks. It also introduced new forms of lending to financial institutions or changed the terms of existing programs to increase liquidity in the marketplace. Last spring, the Fed took the extraordinary step of helping J.P. Morgan Chase acquire Bear Stearns. Amid a sluggish economy and signs of renewed inflation, the challenge for the Fed will be determining when to begin raising interest rates, something that is clearly on the radar of Fed Chairman Ben Bernanke.

As shown in the graph, Treasury bill yields and intermediate-term Treasury note yields fell sharply over the past six months. Long-term yields rose slightly, reflecting investor concerns about elevated inflation. As a result, the Treasury yield curve—which illustrates the relationship between the yields and maturities of government bonds—steepened significantly. This indicates that investors are now being compensated with higher income for taking on the additional risk of longer maturities.

MARKET NEWS

The federal government’s budget deficit dropped considerably from 2004 to 2007. However, the government-approved stimulus plan that is putting money in the pockets of taxpayers is pushing the current-year deficit toward near-record levels. Current projections put the fiscal 2008 deficit at more than $400 billion, close to the record $413 billion deficit in fiscal 2004.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 1.15% and 3.21% for the 6- and 12-month periods ended May 31, 2008, respectively. As shown in the Performance Comparison table, the fund surpassed its Lipper benchmark in both periods.

The credit crunch caused Treasury bill yields to fall more than a full percentage point below the current Fed funds target, which reflects the severity of credit concerns and “safe harbor” appeal of short-term Treasuries. As the market improved and concerns abated, increased Treasury bill supply became more of a factor, causing yields to rise and prices to fall. Over the past six months, the weekly four-week bill auction increased from $17 billion to $32 billion, the three- and six-month auctions increased from $37 billion to $48 billion, and the Treasury announced the reintroduction of a $16 billion, one-year bill auction, which had been discontinued in 2001. The new issuance was due to the increasing budget deficit.

Due to the negative credit environment and lower Treasury bill yields, we moved to between a neutral and defensive maturity posture. Our weighted average maturity ended the period at 57 days, or six days shorter than the average U.S. Treasury money fund. In a more normal environment in which the Fed is lowering short-term interest rates, we would likely have a maturity closer to the fund’s maximum of 90 days.

Our measures are intended to protect shareholders’ principal and maintain a more liquid portfolio. This strategy has reaped favorable results. (Based on cumulative total return, Lipper ranked the U.S. Treasury Money Fund 16 out of 82, 21 out of 77, 18 out of 70, and 13 out of 49 funds for the 1-, 3-, 5-, and 10-year periods ended May 31, 2008, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

U.S. Treasury Intermediate Fund
Your fund returned 1.85% and 11.16% for the 6- and 12-month periods ended May 31, 2008, respectively. As shown in the table, the fund outperformed the Lipper benchmark for both periods. It lagged the Lehman Brothers benchmark for the last six months but was in line with the benchmark for its 12-month performance. Fund returns in the six-month period reflected $0.10 of dividend income. The net asset value (NAV) remained steady at $5.56 from its price six months ago.

Credit market stress increased over the last year, particularly the last six months. As we expected, this pressure caused the Treasury yield curve to steepen—in other words, the difference between short- and long-term yields increased. To benefit from this trend, we increased our exposure to intermediate-term bonds that mature in five years, and reduced our exposure to longer-term bonds that mature in seven to 10 years. This positioning added the most value over the reporting period due to the heightened risk aversion in March, when the yield on the five-year Treasuries hit a low of 2.20% and the yield differential between two-year and 30-year Treasuries widened to more than three percentage points. Subsequently, the yield curve began to flatten and erased most of the year-to-date steepening. During this period, we took advantage of this trend to unwind some of our exposure to the intermediate part of the yield curve.

The portfolio’s duration and weighted average maturity were little changed during the last six months, as shown in the Portfolio Characteristics table. We kept the duration—a measure of its interest rate sensitivity—broadly in line with that of our Lehman benchmark as investors remained risk averse and the Fed continued reducing short-term interest rates.

The fund benefited from increasing exposure to Treasury inflation-protected securities (TIPS) from 3% to 10%. This was particularly helpful in the last three months, as oil prices climbed to nearly $130 a barrel and inflation expectations increased after the Fed eased the fed funds rate to 2%, a level not seen since December 2004. The Fed has since shifted its focus to inflation, and it appears further rate cuts are unlikely through the rest of 2008.

Our investments in Government National Mortgage Association (GNMA) securities, which enhanced portfolio diversification while providing a yield advantage over comparable-maturity Treasuries, added to fund performance in the last six months, as their valuations improved. We increased our exposure in GNMA securities from 10% to 15%. The sector rebounded in April and May after a period of increased risk aversion, widening interest rate swaps spreads, higher volatility, and the fear of greater supply stemming from subprime borrowers refinancing in GNMA/FHA programs during the first quarter.

U.S. Treasury Long-Term Fund
Your fund returned -0.47% in the second half of our fiscal year and 10.15% in the 12-month period ended May 31, 2008. As shown in the table below, the fund trailed the Lipper peer group average in the last six months and performed in line with the Lehman Brothers benchmark. It outpaced both benchmarks over the last 12 months. Early in the period, Treasuries produced strong returns as nervous investors sought a safe haven, while bonds carrying any degree of credit risk endured steep declines as investors liquidated their holdings at steep losses. In April and May, this pattern reversed, and Treasuries felt the impact of rising interest rates while higher-risk issues fared better as liquidity improved and investors became more confident. As with the U.S. Treasury Intermediate Fund, we were well positioned for yield curve steepening by increasing our exposure to intermediate U.S. Treasuries. To benefit from this trend, we increased our exposure to intermediate bonds that mature in five years and reduced our exposure to longer-term bonds that mature in seven to 10 years. This positioning added the most value over the reporting period due to the heightened risk aversion in March, when five-year Treasuries hit a low of 2.20% and the yield differential between two-year and 30-year Treasuries widened to more than three percentage points. Subsequently, the yield curve began to flatten and erased most of the year-to-date steepening. During this period, we took advantage of the steepening to unwind some of our exposure to the intermediate part of the yield curve.

The portfolio’s duration and weighted average maturity were little changed during the last six months. As shown in the Portfolio Characteristics table, we kept the duration—a measure of its interest rate sensitivity—broadly in line with that of our Lehman benchmark. Investors remained risk averse and the Fed continued to reduce short-term interest rates.

The long-term fund benefited from increased exposure in Treasury inflation-protected securities (TIPS), particularly in the last three months, as oil prices climbed to nearly $130 a barrel and inflation expectations increased after the Fed eased monetary policy to 2%, a level not seen since December 2004. The Fed has since shifted its focus to inflation, and it appears further rate cuts are unlikely through the rest of 2008.

Our investments in Government National Mortgage Association (GNMA) securities, which enhanced portfolio diversification while providing a yield advantage over comparable Treasuries, added to fund performance in the last six months, as their valuations improved relative to Treasuries. While we increased our exposure in GNMA securities from 6% to 10%, the rate of increase was considerably lower than the adjusted level of exposure in the intermediate fund, which was boosted from 10% to 15%. The performance of the sector rebounded in April and May after a period of increased risk aversion, widening interest rate swaps spreads, higher volatility, and the fear of potential supply stemming from subprime borrowers refinancing in GNMA/FHA programs during the first quarter.

OUTLOOK

Last fall the Fed began a succession of rate reductions to stem the credit crunch brought about by the subprime housing debacle. The worst of the credit quandary may be behind us, but the fallout continues to reverberate through the economy. Unemployment is up and output in the manufacturing and services sectors has showed little or no growth. Inflationary pressures have intensified as a result of higher energy and food costs. That puts the Fed in a delicate position of trying to avoid recession while protecting against rising inflation. We expect the central bank to hold off on rate changes through the near-term as long as economic activity remains weak. However, the Fed will be vigilant in monitoring inflation expectations and keen in keeping it from moving outside the desirable range.

A continued rise in oil and a weak dollar will continue to benefit the TIPS market as investors revise their inflation expectations. With the Fed likely to keep the funds rate low, we expect the market yields to trade in a fairly wide range. Yields are likely to swing back and forth with the release of mixed economic data. This higher volatility may challenge the GNMA market. However, valuations remain attractive, and the fund will continue to add on any relative weakness to U.S. Treasuries.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

June 17, 2008

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Funds that invest in fixed-income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lehman Brothers U.S. Treasury 4-10 Year Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in four to 10 years.

Lehman Brothers U.S. Treasury Long Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in 10 years or more.

Lipper Average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Treasury inflation-protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI).

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
U.S. TREASURY OBLIGATIONS 99.9%		
U.S. Treasury Obligations 99.9%		
U.S. Treasury Bills, 0.70%, 6/19/08	26,561	26,552
U.S. Treasury Bills, 1.21%, 6/26/08	39,492	39,459
U.S. Treasury Bills, 1.25%, 8/21/08	35,000	34,902
U.S. Treasury Bills, 1.253%, 7/10/08	2,676	2,672
U.S. Treasury Bills, 1.29%, 6/12/08	35,000	34,986
U.S. Treasury Bills, 1.305%, 7/24/08	35,000	34,933
U.S. Treasury Bills, 1.36%, 10/16/08	20,000	19,896
U.S. Treasury Bills, 1.375%, 10/16/08	20,000	19,895
U.S. Treasury Bills, 1.384%, 10/9/08	12,000	11,940
U.S. Treasury Bills, 1.39%, 7/3/08	38,175	38,128
U.S. Treasury Bills, 1.41%, 7/31/08	60,000	59,859
U.S. Treasury Bills, 1.41%, 8/28/08	3,497	3,485
U.S. Treasury Bills, 1.435%, 6/12/08	211	211
U.S. Treasury Bills, 1.465%, 9/11/08	40,000	39,834
U.S. Treasury Bills, 1.475%, 10/2/08	30,000	29,849
U.S. Treasury Bills, 1.50%, 10/16/08	4,010	3,987
U.S. Treasury Bills, 1.526%, 6/5/08	125,000	124,979
U.S. Treasury Bills, 1.528%, 9/4/08	10,000	9,960
U.S. Treasury Bills, 1.56%, 10/9/08	35,000	34,803
U.S. Treasury Bills, 1.62%, 10/23/08	50,000	49,676
U.S. Treasury Bills, 1.622%, 8/14/08	1,100	1,096
U.S. Treasury Bills, 1.64%, 10/23/08	1,795	1,783
U.S. Treasury Bills, 1.68%, 6/19/08	80,000	79,933
U.S. Treasury Bills, 1.716%, 7/10/08	1,887	1,883
U.S. Treasury Bills, 1.725%, 10/30/08	25,000	24,819
U.S. Treasury Bills, 1.733%, 6/5/08	3,187	3,186
U.S. Treasury Bills, 1.801%, 6/5/08	4,154	4,153
U.S. Treasury Bills, 1.807%, 6/12/08	383	383

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 28, 1982. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income,and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements Effective November 30, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning June 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended May 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended May 31, 2008, and May 31, 2007, totaled $36,172,000 and $42,312,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2008, all unused capital loss carryforwards expire in fiscal 2016.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. At May 31, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2008, expenses incurred pursuant to these service agreements were $100,000 for Price Associates, $810,000 for T. Rowe Price Services, Inc., and $412,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and Shareholders of T. Rowe Price U.S. Treasury Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price U.S. Treasury Money Fund (one of the portfolios comprising T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 11, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $21,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1989	present); Director, Mercantile Bankshares (2002 to 2007); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
2001	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chair-
(1938)	man, Canyon Resources Corp. (8/07 to 3/08); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present); Director, B.C. Corporation (3/08 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Director, Norfolk Southern (2/08 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Managing Director and President, Global Private Client
Services, Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04
to 12/05)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (10/92 to present)

*Each independent director oversees 123 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[123]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	U.S. Treasury Funds
[38]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steve Boothe, CFA (1977)	Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, U.S. Treasury Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Trust Company

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price; formerly Invest-
Assistant Vice President, U.S. Treasury Funds	ment Analyst, Morgan Stanley’s Alternative
Investment Partners Group (to 2007); Associate
Portfolio Manager, Smith Breeden Associates
(to 2005)

Terri L. Hett (1959)	Assistant Vice President, T. Rowe Price
Assistant Vice President, U.S. Treasury Funds

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price and T. Rowe
Treasurer, U.S. Treasury Funds	Price Group, Inc.; formerly Partner,
PricewaterhouseCoopers, LLP (to 2007)

Dylan Jones, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, U.S. Treasury Funds

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, U.S. Treasury Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds	Investment Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price, T. Rowe
Price Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,529,000 and $1,201,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 22, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 22, 2008